                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-10308


                          JULY 31, 2001 (JULY 24, 2001)
                Date of Report (Date Of Earliest Event Reported)


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                       06-0918165
(State or Other Jurisdiction of                        (IRS Employer
Incorporation or Organization)                       Identification No.)


9 WEST 57TH STREET, NEW YORK, NEW YORK                      10019
(Address of Principal Executive Office)                  (Zip Code)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)


                                      NONE
       (Former name, former address and former fiscal year, if applicable)

ITEM 5.  OTHER EVENTS.


         On July 24, 2001, Cendant Corporation (the "Company") filed a Prospectus Supplement, dated July 20, 2001, to the Prospectus dated November 18, 1998, included as part of the Registration Statement on Form S_3 of the Company, Cendant Capital II and Cendant Capital III (File Nos. 333-49405 and 333-65456) (the "Registration Statement"), relating to the offering of up to 17,250,000 of the Company's Upper DECS(sm). On July 20, 2001, the Company entered into an Underwriting Agreement with Salomon Smith Barney Inc., relating to the offering and sale by the Company of up to 17,250,000 Upper DECS under the Registration Statement. Each Upper DECS consists of (i) a forward purchase contract under which the holder agreed to purchase from the Company and the Company agreed to sell shares of its CD common stock on August 17, 2004 and (ii) a senior note due August 17, 2006 of the Company. In connection with this offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements relating to the offering and the press release regarding the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

ITEM 7.  EXHIBITS.

(c) Exhibits

Exhibit
  No.          Description
-------        -----------

1.1 Underwriting Agreement, dated July 20, 2001, between Cendant Corporation and Salomon Smith Barney Inc.

4.1 Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 of Cendant Corporation (Registration No. 333-45227)).

4.2 Fourth Supplemental Indenture, dated as of July 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee.

4.3            Form of Note Senior Note (included in Exhibit 4.2).

4.4 Forward Purchase Contract Agreement, dated as of July 27, 2001, between Cendant Corporation and Bank One Trust Company, National Association, as Forward Purchase Contract Agent.

4.5            Form of Upper DECS Certificate (included in Exhibit 4.4).

4.6            Form of Stripped DECS Certificate (included in Exhibit 4.4).

4.7 Pledge Agreement, dated as of July 27, 2001, among Cendant Corporation, The Chase Manhattan Bank, as Collateral Agent, and Bank One Trust Company, National Association, as Forward Purchase Contract Agent.

4.8 Remarketing Agreement, dated as of July 27, 2001, among Cendant Corporation, Bank One Trust Company, National Association, as Forward Purchase Contract Agent, and Salomon Smith Barney Inc., as Remarketing Agent.

5.1            Opinion of Eric J. Bock regarding the legality of the Upper DECS.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters.

99.1           Press Release issued by Cendant Corporation dated July 30, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                  CENDANT CORPORATION



                                  By:/s/ Eric J. Bock
                                     -----------------------------------------
                                         Eric J. Bock
                                         Senior Vice President, Law
                                         and Corporate Secretary


Date: July 31, 2001

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED JULY 31, 2001 (JULY 24, 2001)


                                  EXHIBIT INDEX



EXHIBIT
   NO.         DESCRIPTION
-------        -----------

1.1 Underwriting Agreement, dated July 20, 2001, between Cendant Corporation and Salomon Smith Barney Inc.

4.1 Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 of Cendant Corporation (Registration No. 333-45227)).

4.2 Fourth Supplemental Indenture, dated as of July 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee.

4.3            Form of Note Senior Note (included in Exhibit 4.2).

4.4 Forward Purchase Contract Agreement, dated as of July 27, 2001, between Cendant Corporation and Bank One Trust Company, National Association, as Forward Purchase Contract Agent.

4.5            Form of Upper DECS Certificate (included in Exhibit 4.4).

4.6            Form of Stripped DECS Certificate (included in Exhibit 4.4).

4.7 Pledge Agreement, dated as of July 27, 2001, among Cendant Corporation, The Chase Manhattan Bank, as Collateral Agent, and Bank One Trust Company, National Association, as Forward Purchase Contract Agent.

4.8 Remarketing Agreement, dated as of July 27, 2001, among Cendant Corporation, Bank One Trust Company, National Association, as Forward Purchase Contract Agent, and Salomon Smith Barney Inc., as Remarketing Agent.

5.1            Opinion of Eric J. Bock regarding the legality of the Upper DECS.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters.

99.1           Press Release issued by Cendant Corporation dated July 30, 2001.